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                                                                   EXHIBIT 99-25

                         NOTICE OF GUARANTEED DELIVERY

           in Respect of Depositary Shares Representing a One-Quarter
        Interest in a Share of Cumulative Preferred Stock, 7.75% Series,

                                       of
                           THE DETROIT EDISON COMPANY

     As set forth in the Exchange Offer (as defined below), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates representing depositary shares (the "Depositary Shares"), each representing a one-quarter interest in a share of Cumulative Preferred Stock
($100 par value), 7.75% Series (the "Preferred Stock"), of The Detroit Edison
Company, a Michigan corporation (the "Company"), are not immediately available or time will not permit a holder's Depositary Shares, the Letter of Transmittal or other required documents to reach Bankers Trust Company, as Exchange Agent
(the "Exchange Agent"), prior to the Expiration Time (as defined in the Prospectus (as defined below)), or the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by facsimile transmission, mail or hand delivery to the Exchange Agent. See "The Exchange
Offer -- Guaranteed Delivery Procedures" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                             BANKERS TRUST COMPANY

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
           By Mail:                     By Facsimile:           By Hand/Overnight Delivery:
     Bankers Trust Company             (212) 250-6275              Bankers Trust Company
       Corporate Trust &               (212) 250-3290                Corporate Trust &
         Agency Group            (For Eligible Institutions            Agency Group
     Reorganization Dept.                   Only)                Receipt & Delivery Window
         P.O. Box 1458                                          123 Washington St., 1st Fl.
     Church Street Station                                          New York, NY 10006
    New York, NY 10008-1458

                                    Confirm by Telephone:
                                       (212) 250-6270
                                   Shareholder Inquiries:
                                       (212) 250-6270

                               ------------------

     DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY OR CONSENT.

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Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, in accordance with the Company's offer to exchange up to $105,000,000 aggregate principal amount of its
     % Quarterly Income Debt Securities ("QUIDS") for up to 4,200,000 Depositary Shares, each representing a one-quarter interest in a share of its Preferred Stock, upon the terms and subject to the conditions set forth in the Prospectus
dated June   , 1995 (the "Prospectus"), and in the related Letter of Transmittal
(which, together with the Prospectus, constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the Depositary Shares set forth below pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

                           Number of Shares Tendered
                                   ---------

                               SIGN AND DATE HERE

     Pursuant to the Prospectus and the Exchange Offer, the undersigned hereby tenders to the Company the Depositary Shares set forth above.

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Dated:                                , 1995     Name(s)
      --------------------------------

- ---------------------------------------------    ---------------------------------------------

- ---------------------------------------------    ---------------------------------------------
(SIGNATURE(S) OF HOLDER(S))                                 (PLEASE TYPE OR PRINT)

Depositary Receipt Number(s) for
Depositary Shares (if available)                 Address
                                                         ---------------------------------------------

- ---------------------------------------------            ---------------------------------------------
                                                                                           (ZIP CODE)
                                                         Area Code and Tel. No.
                                                                                ----------------------
Complete the following if Delivered
by Book-Entry Transfer:
The Depository Trust Company
Account Number
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           THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED WITH
                        RESPECT TO THE TENDER OF SHARES

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States, guarantees (a) that the above named person(s) "own(s)" the Depositary Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Depositary Shares complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the depositary receipts representing the Depositary Shares tendered hereby or confirmation of book-entry transfer of such Depositary Shares into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Prospectus) in connection with a book-entry transfer of Depositary Shares, and any other required documents, within five (5) New York Stock Exchange trading days after the Expiration Time.

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Name of Firm
             ---------------------------         ------------------------------------------
                                                       (AUTHORIZED SIGNATURE)

Address                                          Title
        --------------------------------               ------------------------------------

                                                 Name
- ----------------------------------------              -------------------------------------
                              (ZIP CODE)                PLEASE TYPE OR PRINT

Area Code and Tel. No.                           Dated                                , 1995
                       -----------------               ------------------------------
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NOTE: DO NOT SEND DEPOSITARY RECEIPTS REPRESENTING DEPOSITARY SHARES WITH THIS
      FORM. DEPOSITARY RECEIPTS REPRESENTING DEPOSITARY SHARES SHOULD BE SENT
      ONLY WITH A LETTER OF TRANSMITTAL.

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